Nationwide Life Insurance Company • Nationwide Variable Account – II • Nationwide Variable Account – 4 • Nationwide Variable Account – 7

Prospectus supplement dated June 24, 2010

to Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On or about July 30, 2010 the following underlying mutual funds have changed their subadviser as indicated below:

Underlying Mutual Fund	Old Subadviser	New Subadviser
Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Value Fund: Class II	Deutsche Investment Management America Inc.	The Boston Company Asset Management, LLC
Nationwide Variable Insurance Trust – NVIT Multi-Manager Large Cap Growth Fund: Class II	Goldman Sachs Asset Management, L.P.	Winslow Capital Management, Inc.